Exhibit 10.3

EXECUTION VERSION

REFERENCE IS MADE TO THE AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF THE DATE HEREOF (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG COMPANY (AS DEFINED BELOW), ISSUER (AS DEFINED BELOW), SPINCO (AS DEFINED BELOW), THEIR RESPECTIVE SUBSIDIARIES PARTY THERETO, THE NOTE HOLDERS (AS DEFINED THEREIN), WILMINGTON TRUST, NATIONAL ASSOCIATION, AS FIRST LIEN COLLATERAL AGENT (AS DEFINED THEREIN), WILMINGTON TRUST, NATIONAL ASSOCIATION, AS SECOND LIEN COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS THIRD LIEN COLLATERAL AGENT (AS DEFINED THEREIN). EACH HOLDER (AS DEFINED BELOW) HEREUNDER (A) ACKNOWLEDGES THAT IT HAS RECEIVED A COPY OF THE INTERCREDITOR AGREEMENT, (B) CONSENTS TO THE PAYMENT AND LIEN SUBORDINATION PROVIDED FOR IN THE INTERCREDITOR AGREEMENT, (C) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (D) AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT FOR AND ON BEHALF OF SUCH NOTE HOLDER. THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE NOTE HOLDERS UNDER THE FIRST LIEN PURCHASE AGREEMENT TO EXTEND CREDIT TO COMPANY AND SUCH NOTE HOLDERS ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS GUARANTY, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

AMENDED AND RESTATED PARENT THIRD LIEN GUARANTY

This AMENDED AND RESTATED PARENT THIRD LIEN GUARANTY (this “Guaranty”) is entered into as of August 16, 2012 by the undersigned (together with any Additional Guarantors (as defined below), being collectively referred to herein as the “Guarantors” and, each, a “Guarantor”) in favor of and for the benefit of Wilmington Trust, National Association, as Collateral Agent (as defined below) (in such capacity, together with its successors and assigns herein called “Guarantied Party”) for the holders of the Notes (as defined below) (sometimes referred to as “Holders” or “Beneficiaries”) issued pursuant to that certain Amended and Restated Parent Third Lien Subordinated Exchange Agreement dated as of the date hereof (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Exchange Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) by and among NextWave Wireless Inc., a Delaware corporation (“Issuer”), NextWave Wireless LLC, a Delaware limited liability company (“Company”), NextWave Holdco LLC, a Delaware limited liability company (“Spinco”), their respective Subsidiaries from time to time party thereto, the Purchasers named therein and the Collateral Agent.

WHEREAS, pursuant to that certain Third Lien Subordinated Exchange Note Exchange Agreement dated as of October 9, 2008 (“Original Exchange Agreement”) by and among Issuer, Company, each of the other Guarantors named therein, each of the purchasers named therein (the “Original Purchasers” and, together with their respective successors and assignees in whose name an Original Note is issued, the “Original Holders”) and The Bank of New York Mellon, as collateral agent, Issuer issued the Original Notes to the Original Purchasers;

WHEREAS, in connection with the Original Exchange Agreement, certain of the Guarantors executed a Third Lien Guaranty dated as of October 9, 2008 (the “Original Guaranty), in favor of The Bank of New York Mellon, as collateral agent, for the benefit of the Original Holders;

WHEREAS, subject to the receipt of required regulatory approval, no later than August 31, 2012 (or, if all such approvals are not obtained on or prior to August 31, 2012, as promptly thereafter as practicable), Issuer, Company and the other Guarantors (other than Spinco) will transfer, subject to and without release or derogation of the Liens of the Holders arising pursuant to the Original Exchange Agreement and the other “Note Documents” (as defined in the Original Exchange Agreement) all of the Additional Spectrum Assets and Other Assets (collectively, the “Spinco Assets”) to Spinco (the “Spinco Assets Transfer”), in each case pursuant to Spinco Assets Transfer Documents;

WHEREAS, in connection with the Spinco Assets Transfer, the parties to the Original Exchange Agreement have agreed that Issuer shall assign to Spinco a portion of the obligations under the Original Notes in an aggregate Principal Amount (as defined in the Original Exchange Agreement) equal to $436,887,512 as of the date hereof, together with a pro rata portion of all other “Third Lien Obligations” (as defined in the Original Exchange Agreement) (collectively, the “Assigned and Assumed Obligations”), and Spinco has agreed to assume the Assigned and Assumed Obligations on the terms and conditions provided for in the Spinco Third Lien Exchange Agreement;

WHEREAS, the obligations under the Original Notes that do not constitute Assigned and Assumed Obligations as of the date hereof will remain obligations of Issuer, and the Original Notes in an aggregate Principal Amount (as defined in the Original Exchange Agreement) as of the date hereof equal to $325,000,000, together with a pro rata portion of all other “Third Lien Obligations” (as defined in the Original Exchange Agreement) (the “Retained Obligations”), will be amended and restated in the form of $325,000,000 aggregate Stated Value of Amended and Restated Parent Third Lien Subordinated Secured Notes (the “Notes”) on the terms and conditions provided for in the Exchange Agreement;

WHEREAS, pursuant to the Amended and Restated Third Lien Collateral Agency Agreement dated as of the date hereof, among the Holders, the Spinco Third Lien Noteholders, and the Collateral Agent, the Holders have appointed Wilmington Trust, National Association, as collateral agent (the “Collateral Agent”) for the Holders of the Notes;

WHEREAS, in connection with the transactions described above, Company, Spinco, the other Guarantors and Guarantied Party have agreed to amend and restate the Original Guaranty with respect to the obligations of Issuer under the Exchange Agreement and to enter into this Guaranty;

WHEREAS, it is a condition precedent to amending and restating the Original

Exchange Agreement and entering into the Exchange Agreement that Issuer’s obligations under the Exchange Agreement be guaranteed by the Guarantors; and

WHEREAS, the Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Issuer.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Holders to enter into the Exchange Agreement, the parties hereto hereby agree, subject to the preservation of obligations under the Original Guaranty that is more specifically described in Section 19, that the Original Guaranty is hereby amended and restated as follows:

1. Guaranty. (a) Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). The term “Guarantied Obligations” is used herein in its most comprehensive sense and includes any and all obligations of Issuer in respect of notes, advances, borrowings, loans, debts, interest, fees, costs, expenses (including, without limitation, legal fees), indemnities and liabilities of whatsoever nature, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Exchange Agreement, the Notes, this Guaranty and the other Note Documents.

Each Guarantor acknowledges that a portion of the proceeds of the Notes may be advanced to it and that the Guarantied Obligations are being incurred for and will inure to its benefit.

Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Issuer (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve Issuer of any portion of such Guarantied Obligations.

In the event that all or any portion of the Guarantied Obligations is paid by Issuer, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

Subject to the other provisions of this Section 1, upon the failure of Issuer to pay any of the Guarantied Obligations when and as the same shall become due, each Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations.

(b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty and the other Note Documents shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Issuer or other affiliates of Issuer to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

(c) Each Guarantor under this Guaranty, and each guarantor under any other guaranties of the obligations of Issuer under the Exchange Agreement and the Notes (the “Related Guaranties”) that contain a contribution provision similar to that set forth in this Section 1(c), together desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty or a guarantor under a Related Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to Beneficiaries.

2. Guaranty Absolute; Continuing Guaranty. The obligations of each Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectability; (b) Guarantied Party may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Exchange Agreement; (c) the obligations of each Guarantor hereunder are independent of the obligations of Issuer under the Note Documents and the obligations of any other guarantor of obligations of Issuer and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against Issuer or any of such other guarantors and whether or not Issuer is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied

Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right (including, without limitation, any such right arising under New York Civil Code Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

3. Actions by Beneficiaries. The Guarantied Party, on behalf of the Beneficiaries, may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party on behalf of the Beneficiaries may have against any such security, consistent with the Exchange Agreement and the Note Documents, including, any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to Guarantied Party on behalf of the Beneficiaries under the Note Documents.

4. No Discharge. This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Exchange Agreement, the Notes, any of the other Note Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) any agreement relating to the Guarantied Obligations at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which Issuer may assert against Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.

5. Waivers. Each Guarantor waives, for the benefit of the Guarantied Party and the Beneficiaries: (a) any right to require Guarantied Party or the other Beneficiaries, as a condition of payment or performance by such Guarantor, to (i) proceed against Issuer, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Issuer, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Issuer or any other Person, or (iv) pursue any other remedy in the power of the Guarantied Party or any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Issuer including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of any agreement or instrument relating to the Guarantied Obligations or by reason of the cessation of the liability of Issuer from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Guarantied Party’s or any other Beneficiary’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that the Guarantied Party or any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Exchange Agreement, or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Issuer and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

6. Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until the Guarantied Obligations shall have been paid in full, each Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Issuer or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Issuer, (ii) any right to enforce, or to participate in, any claim, right or remedy that the Guarantied Party or any Beneficiary now has or may hereafter have against Issuer, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Guarantied Party or any Beneficiary and (b) any right of contribution such Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations. Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Issuer or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Guarantied Party or the other Beneficiaries may have against Issuer, to all right, title and interest Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right Guarantied Party or the other Beneficiaries may have against such other guarantor.

Any indebtedness of Issuer now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Issuer to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations.

7. Expenses. Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Guarantied Party and the other Beneficiaries harmless against liability for, (i) any and all costs and expenses (including fees, costs of settlement, and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Guarantied Party or any other Beneficiary in connection this Guaranty and (ii) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by Guarantors under the provisions of any other Note Document.

8. Financial Condition of Issuer. No Beneficiary or the Guarantied Party shall have any obligation, and each Guarantor waives any duty on the part of any Beneficiary and the Guarantied Party, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of Issuer or any matter or fact relating to the business, operations or condition of Issuer. Each Guarantor has adequate means to obtain information from Issuer on a continuing basis concerning the financial condition of Issuer and its ability to perform its obligations under the Note Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Issuer and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

9. Representations and Warranties. Each Guarantor makes, for the benefit of Beneficiaries and the Guarantied Party, each of the representations and warranties made in the Exchange Agreement as to such Guarantor, its assets, financial condition, operations, organization, legal status, business and the Note Documents to which it is a party.

10. Covenants. Each Guarantor agrees that, so long as any part of the Guarantied Obligations shall remain unpaid, such Guarantor will, unless the Holders shall otherwise consent in writing, perform or observe, and cause its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Note Documents state that Issuer is to cause a Guarantor and such Subsidiaries to perform or observe.

11. Set Off. In addition to any other rights the Guarantied Party and any Beneficiary may have under law or in equity, upon the occurrence and during the continuation of an Event of Default, the Guarantied Party and such Beneficiary are each authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of the Guarantied Party or such Beneficiary owing to a Guarantor and any other property of such Guarantor held by the Guarantied Party or a Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

12. Discharge of Guaranty

(a) Sale of Guarantor. If all of the Capital Stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a sale or other disposition permitted by the Exchange Agreement or otherwise consented to by Required Holders or, if expressly required by the terms of the Exchange Agreement, the Supermajority Holders, such Guarantor or such successor in interest, as the case may be, may request Guarantied Party to execute and deliver, at Guarantor’s expense, documents or instruments that may be necessary or desirable that Guarantor may reasonably request and prepare, to evidence the release and discharge of this Guaranty as provided in Section 10.4(a) of the Exchange Agreement and the Guarantied Party shall execute and deliver such documents and instruments and such Guarantor shall be released and discharged from this Guaranty in accordance with Section 10.4(a) of the Exchange Agreement and clause (b) below; provided that, notwithstanding the foregoing, this Section 12(a) shall not apply to (i) any release pursuant to Section 10.4(c) of the Exchange Agreement or (ii) the disposition of the Capital Stock of Spinco in accordance with the exercise of the Holder Call Right.

(b) Release of Guarantor. If Issuer shall have delivered to the Guarantied Party an Officer’s Certificate in accordance with Section 10.4(b) of the Exchange Agreement, then, upon delivery of such Officer’s Certificate, such documents delivered by Guarantied Party in accordance with Section 12(a) shall be effective as a release of such Guarantor, or such successor in interest, as the case may be, under this Guaranty without any further action by the Guarantied Party or the Holders; provided that the foregoing shall not apply to any release pursuant to Section 10.4(c) of the Exchange Agreement.

(c) Cross-Collateral Release. Upon the automatic release of a Guarantor upon the occurrence of the Cross-Collateral Release Date or the consummation of the Merger, in each case pursuant to Section 10.4(c) of the Exchange Agreement, the Guarantied Party shall execute and deliver, at Acquiror’s and Parent’s joint and several expense and without representation, warranty or recourse, such documentation evidencing the release and discharge of Spinco and each Subsidiary of Spinco that is a Guarantor from this Guaranty as may be reasonably prepared and requested by Spinco or such Guarantor and Spinco and each Subsidiary of Spinco that is a Guarantor shall be released and discharged from this Guaranty in accordance with Section 10.4(c) of the Exchange Agreement.

13. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

14. Successors and Assigns. This Guaranty will be binding upon each Guarantor and its successors and assigns and will inure to the benefit of successors and assigns of the Guarantied Party and the Holders permitted under the Exchange Agreement and, in the event of any such transfer or assignment of rights by any Holder, the rights and privileges conferred upon that party in this Guaranty and in the Notes shall automatically extend to and be vested in such transferee or assignee.

15. Miscellaneous. It is not necessary for the Guarantied Party or the Beneficiaries to inquire into the capacity or powers of any Guarantor or Issuer or the officers, directors or any agents acting or purporting to act on behalf of any of them.

The rights, powers and remedies given to the Guarantied Party and the Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Guarantied Party and the Beneficiaries by virtue of any statute or rule of law or in any of the Note Documents or any agreement between one or more Guarantors and the Guarantied Party or one or more Beneficiaries or between Issuer and the Guarantied Party or one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by the Guarantied Party or any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS, GUARANTIED PARTY AND THE OTHER BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Guaranty shall inure to the benefit of the Guarantied Party, the Beneficiaries and their respective successors and assigns.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY EACH

GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Each Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such Guarantor at its address set forth below its signature hereto, such service being acknowledged by such Guarantor to be sufficient for personal jurisdiction in any action against such Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Guarantied Party or any Beneficiary to bring proceedings against such Guarantor in the courts of any other jurisdiction.

EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH (I) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR SUCH GUARANTOR AND GUARANTIED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SUCH GUARANTOR AND GUARANTIED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

16. Additional Guarantors. From time to time subsequent to the date hereof, pursuant to Section 5.9 of the Exchange Agreement, Subsidiaries of Issuer or Spinco may become parties hereto as additional Guarantors (each an “Additional Guarantor”), by executing a counterpart of this Guaranty. A form of such a counterpart is attached as Exhibit A. Upon delivery of any such counterpart to the Guarantied Party, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Holders not to cause any Subsidiary of Issuer to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

17. Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by the Guarantied Party of written notification of such execution and authorization of delivery thereof.

18. Guarantied Party as Agent. Guarantied Party has been appointed to act as Guarantied Party hereunder by the Holders. Guarantied Party and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty, the Collateral Agency Agreement, the Exchange Agreement, the Notes and the Collateral Documents.

19. Amendment and Restatement. On the date of this Guaranty, the Original Guaranty shall be amended and restated as provided herein. The parties acknowledge and agree that this Guaranty does not constitute a novation or termination of the Original Guaranty and that the obligations under the Original Guaranty with respect to the Retained Obligations are in all respects continued and outstanding as obligations under this Guaranty except to the extent such obligations are modified from and after the date hereof as provided in this Guaranty and the other Note Documents. Notwithstanding anything herein to the contrary, the obligations under the Original Guaranty with respect to guaranties of the Assigned and Assumed Obligations shall remain in full force and effect pursuant to the terms of the Spinco Third Lien Guaranty.

20. Forbearance Agreement. Notwithstanding anything herein to the contrary, this Guaranty and the exercise of any right or remedy by the Guarantied Party on behalf of the Holders hereunder are subject to the provisions of that certain Forbearance Agreement, dated as of August 1, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), among Issuer, Company, the other Guarantors party thereto, the First Lien Noteholders, the Second Lien Noteholders and the Original Holders (pursuant to which the Holders are bound). In the event of any conflict between the terms of the Forbearance Agreement and this Guaranty, the terms of the Forbearance Agreement shall govern and control.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each Guarantor and, solely for the purpose of the provisions of Sections 15 and 18, the Guarantied Party have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NEXTWAVE HOLDCO LLC NEXTWAVE WIRELESS LLC NEXTWAVE BROADBAND INC. NW SPECTRUM CO. AWS WIRELESS INC. WCS WIRELESS LICENSE SUBSIDIARY, LLC NEXTWAVE METROPOLITAN INC., each as Guarantor

Each By:	/s/ Francis J. Harding
Name:	Francis J. Harding
Title: Authorized Signatory

Notice Address: See Annex A attached hereto.

Amended and Restated Parent Third Lien Guaranty	S-1

WILMINGTON TRUST, NATIONAL ASSOCIATION as Guarantied Party

By:	/s/ Renee Kuhl
	Name:	Renee Kuhl
	Title:	Vice President

Address:	Wilmington Trust, National Association 50 South Sixth Street, Suite 1290
Minneapolis, Minnesota 55402 Facsimile: (612) 217-5651
	Attention:	Nicholas Tally
Alecia Anderson

Amended and Restated Parent Third Lien Guaranty	S-2

EXHIBIT A

[FORM OF COUNTERPART FOR ADDITIONAL GUARANTORS]

This COUNTERPART (this “Counterpart”), dated                      , 20    , is delivered pursuant to Section 16 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Amended and Restated Parent Third Lien Guaranty, dated as of August 16, 2012 (as it may be from time to time amended, restated, supplemented or otherwise modified, the “Guaranty”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Guarantors named therein and Wilmington Trust, National Association, as Guarantied Party. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 16 thereof and agrees to be bound by all of the terms thereof.

IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of                     , 20    .

[NAME OF ADDITIONAL GUARANTOR]

By:
[Title:	]

Address:

A-1

ANNEX A

Notice Address for Guarantors

12264 El Camino Road, Ste. 305

San Diego, California 92130

Facsimile: 858-704-7825

Attention: Frank Cassou, Esq.

with a copy (which shall not constitute notice) to:

Lowenstein Sandler PC

1251 Avenue of the Americas,

New York, New York 10020

Attention: Marita Makinen, Esq.